Exhibit 99.1
FOR IMMEDIATE RELEASE
Contact:
Hanif Jamal
Chief Financial Officer
Tel: 303-845-3377
Email: investors@dothill.com

Jodi Bochert
Investor Relations
Tel: 303-845-3469
Email: investors@dothill.com

Kirsten Chapman
LHA Investor Relations
Tel: 415-433-3777
Email: dothill@lhai.com

Dot Hill Reports Third Quarter 2013 Results

63% YOY Increase in Vertical Markets Revenue Drove 10% YOY Non-GAAP Topline Growth
Profitability Continued with Non-GAAP Net Income of $2.8 Million
LONGMONT, Colo. -November 8, 2013 - Dot Hill Systems Corp. (NASDAQ:HILL), a leading provider of storage solutions, today announced financial results for the third quarter 2013, ended September 30, 2013.
Recent Customer and Product Announcement Highlights:

•	Hewlett-Packard launched the HP MSA 2040 based on Dot Hill storage that incorporates industry-first 16Gb Fibre Channel support for entry-level products in June.

•
CGG, a fully integrated geoscience company serving the global Oil & Gas industry, selected Dot Hill’s AssuredSAN 4000 Series midrange storage systems for CGG’s subsurface imaging centers and as part of its reference architecture in August.

•	Hewlett-Packard launched the remainder of the HP MSA 2040 product family based on Dot Hill storage, including industry first 12Gb SAS and 16Gb/10Gb hybrid options in September.

•	Teradata added Dot Hill as a storage partner, incorporating the AssuredSAN 4000 Series products into certain data warehousing and big data analytics appliances in October.

•	Dot Hill made available its own next generation AssuredSAN 4004 product family launched with 16Gb Fibre Channel, 12Gb SAS and hybrid FC and iSCSI options in November.
“We are successfully executing our strategies to penetrate select high-growth vertical markets, gain market share with midrange products and maintain industry-leading innovation in entry level products,” stated Dana Kammersgard, president and CEO of Dot Hill Systems Corp. “We recently announced relationships with world class partners in Oil & Gas and Big Data Analytics, adding to our partnerships with OEMs in

Media & Entertainment and Telecom Wireless and Internet Infrastructure. Additionally, we furthered our innovation leadership by introducing our next-generation entry-level product with industry-first features, which contributed to sequential growth in our Server OEM business.”
Third Quarter 2013 GAAP Financial Detail (including discontinued operations):

•	The Company recognized GAAP net revenue of $52.6 million for the third quarter of 2013, compared to $48.2 million for the third quarter of 2012 and $50.7 million for the second quarter of 2013.

•	GAAP gross margin for the third quarter of 2013 was 32.1%, compared to 25.4% for the third quarter of 2012 and 33.6% for the second quarter of 2013.

•	GAAP operating expenses for the third quarter of 2013 were $15.0 million, as compared to $15.1 million for the third quarter of 2012 and $14.9 million in the second quarter of 2013.

•
GAAP net income for the third quarter of 2013 was $1.8 million, or $0.03 per fully diluted share, as compared to a net loss of $3.0 million, or ($0.05) per share, for the third quarter of 2012, and net income of $2.1 million, or $0.04 per fully diluted share, for the second quarter of 2013.

Third Quarter 2013 Non-GAAP Financial Detail

•	The Company recognized non-GAAP net revenue of $52.9 million for the third quarter of 2013, as compared to $48.2 million for the third quarter of 2012 and $51.2 million for the second quarter of 2013.

•
Non-GAAP gross margin for the third quarter of 2013 was 32.8%, compared to 26.4% for the third quarter of 2012 and 34.7% for the second quarter of 2013. The Company stated that the sequential decline in non-GAAP gross margin percent was largely due to customer mix changes associated with a 20% increase in revenues from its largest customer.

•	Non-GAAP operating expenses for the third quarter of 2013 were $14.5 million, as compared to $14.2 million for the third quarter of 2012 and $14.2 million in the second quarter of 2013.

•
Non-GAAP net income for the third quarter of 2013 was $2.8 million, or $0.05 per share, as compared to net loss of $1.7 million, or ($0.03) per share, for the third quarter of 2012, and net income of $3.5 million, or $0.06 per share, for the second quarter of 2013.

“Overall, we had a solid third quarter despite ongoing macro-environment headwinds and IT market challenges, with revenue and EPS in the upper half of our guidance ranges,” stated Hanif Jamal, chief financial officer, Dot Hill Systems Corp. “Our largest customer bounced back with 20% sequential growth, and our vertical markets grew 63% on a year-over-year basis. We also continued to make good progress moving customer opportunities and design wins through our sales pipeline, which will lay the foundation for a more diversified and faster growing company in 2014.”
Balance Sheet:
On September 30, 2013, the Company had cash and cash equivalents of $40.4 million with no borrowing as compared to $38.3 million in cash and cash equivalents net of short- term borrowing of $2.1 million on June 30, 2013.
Fourth Quarter and Full Year 2013 Outlook:
The Company expects fourth quarter 2013 non-GAAP net revenue to be in the range of $53 million to $58 million and non-GAAP earnings per share in the range of $0.03 per share to $0.06 per share. As a result, management updated its 2013 annual guidance. The Company now expects 2013 non-GAAP net revenue to range between $202 million and $207 million. The Company reiterated annual 2013 gross margin guidance of between 32% and 33% and lowered operating expense guidance to $57.5 million to $58 million. The net result of these revised estimates is an increase in fully diluted non-GAAP EPS guidance of between $0.14 and $0.17 as compared to the August 2013 projection of $0.10 to $0.16.
Conference Call Information:
Dot Hill’s third quarter 2013 financial results conference call is scheduled to take place on November 8, 2013 at 11:00 a.m. ET. The live audio webcast will be accessible at www.dothill.com in the Investor Relations section. For access via telephone, please dial 877-303-3196 (U.S.) or 408-427-3864 (International) at least five minutes prior to the start of the call. A replay of the webcast will be available on the Dot Hill web site following the conference call. For a telephone replay, please dial 855-859-2056 (U.S.) or 404-537-3406 (International) and enter Conference ID 78617172.
About Non-GAAP Financial Measures
The Company’s non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier’s defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company’s GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company’s financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is attached to this press release.
About Dot Hill
Leveraging its proprietary Assured family of storage solutions, Dot Hill solves many of today’s most challenging storage problems - helping IT to improve performance, increase availability, simplify operations, and reduce costs. Dot Hill’s solutions combine breakthrough software with the industry’s most flexible and extensive hardware platform and automated management to deliver best-in-class solutions. Headquartered in Longmont, Colorado, Dot Hill has offices and/or representatives in China, Germany, India, Japan, Singapore, the United Kingdom, and the United States. For more information, visit www.dothill.com.

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill’s continued growth, and Dot Hill’s projected financial results for the fourth quarter and full year of 2013. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the fourth quarter and full year of 2013 may be different from the financial guidance provided in this press release; the risks associated with macroeconomic factors that are outside of Dot Hill’s control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill’s OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill’s new products may not prove to be popular; the risk that one or more of Dot Hill’s suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that vertical markets’ sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill’s most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

HILL-F

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2012	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013

Net revenue	$48,223	$50,683	$52,603	$150,529	$147,766
Cost of goods sold	35,955	33,676	35,730	110,035	99,446
Gross profit	12,268	17,007	16,873	40,494	48,320
Operating expenses:
Research and development	9,368	8,908	8,972	28,226	26,593
Sales and marketing	3,558	3,187	3,512	10,415	9,807
General and administrative	1,918	2,767	2,512	6,918	8,416
Total operating expenses	14,844	14,862	14,996	45,559	44,816
Operating income (loss)	(2,576)	2,145	1,877	(5,065)	3,504
Other income (expense):
Interest income (expense), net	(4)	(8)	(1)	(4)	(16)
Other income (expense), net	(1)	1	(1)	12	(1)
Total other income (expense), net	(5)	(7)	(2)	8	(17)
Income (loss) before income taxes and discontinued operations	(2,581)	2,138	1,875	(5,057)	3,487
Income tax expense	153	49	100	462	183
Income (loss) from continuing operations	(2,734)	2,089	1,775	(5,519)	3,304
Loss from discontinued operations	(280)	(12)	(18)	(4,411)	(452)
Net income (loss)	$(3,014)	$2,077	$1,757	$(9,930)	$2,852
Net earnings (loss) per share:	$(0.05)	$0.04	$0.03	$(0.17)	$0.05

Continuing operations:
Basic and diluted earnings (loss) per share	$(0.05)	$0.04	$0.03	$(0.10)	$0.06
Discontinued operations:
Basic and diluted loss per share	$—	$—	$—	$(0.08)	$(0.01)
Net income (loss):
Basic and diluted income (loss) per share*	$(0.05)	$0.04	$0.03	$(0.17)	$0.05
Weighted average shares used to calculate net income (loss) per share:
Basic	57,327	58,384	58,736	56,768	58,376
Diluted	57,327	58,797	60,062	56,768	58,879

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(In thousands, except par value data)

	December 31, 2012	September 30, 2013

Assets
Current assets:
Cash and cash equivalents	$40,315	$40,357
Accounts receivable, net	25,025	30,110
Inventories	5,037	6,426
Prepaid expenses and other assets	5,810	6,816
Total current assets	76,187	83,709
Property and equipment, net	7,147	7,792
Other assets	603	533
Total assets	$83,937	$92,034

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$22,659	$27,159
Accrued compensation	4,863	5,256
Accrued expenses	8,690	7,677
Deferred revenue	2,889	4,216
Credit facility borrowings	2,800	—
Total current liabilities	41,901	44,308
Other long-term liabilities	3,261	3,382
Total liabilities	45,162	47,690

Stockholders' equity:
Preferred stock	—	—
Common stock	58	59
Additional paid-in capital	326,575	329,076
Accumulated other comprehensive loss	(3,533)	(3,318)
Accumulated deficit	(284,325)	(281,473)
Total stockholders' equity	38,775	44,344
Total liabilities and stockholders' equity	$83,937	$92,034

* Per share data may not always add to the total for the period because each figure is independently calculated.

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(INCLUDES RESULTS FROM BOTH DISCONTINUED AND CONTINUING OPERATIONS)
(In thousands)

	Three Months Ended
	September 30, 2012	June 30, 2013	September 30, 2013

Cash Flows From Operating Activities:
Net income (loss)	$(3,014)	$2,077	$1,757
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	869	754	852
Stock-based compensation expense	897	689	560
Provision for bad debt expense	(13)	(5)	7
Write off of intangible assets	68	—	—
Write of property and equipment	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	(1,230)	(6,574)	(1,108)
Inventories	(751)	748	(2,236)
Prepaid expenses and other assets	(2,127)	26	(751)
Accounts payable	4,414	1,667	2,413
Accrued compensation and other expenses	(87)	2,238	478
Deferred revenue	(222)	416	244
Other long-term liabilities	607	18	(9)
Net cash provided by operating activities	(589)	2,054	2,207

Cash Flows From Investing Activities:
Purchases of property and equipment	(1,489)	(1,132)	(600)
Net cash used in investing activities	(1,489)	(1,132)	(600)

Cash Flows From Financing Activities:
Payments on bank borrowings	—	(2,800)	(2,100)
Proceeds from bank borrowings	1,800	2,100	—
Shares withheld for tax purposes	(10)	(101)	(7)
Proceeds from sale of stock to employees	306	41	380
Net cash provided by (used in) financing activities	2,096	(760)	(1,727)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	25	(57)	75
Net Increase (Decrease) in Cash and Cash Equivalents	43	105	(45)
Cash and Cash Equivalents, beginning of period	40,499	40,297	40,402
Cash and Cash Equivalents, end of period	$40,542	$40,402	$40,357

Supplemental Disclosures of Non-Cash Investing and Financing Activities:
Capital assets acquired but not paid	$507	$308	$340
Supplemental Cash Flow Data:
Cash paid (received) for income taxes	$45	$67	$(9)

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2012	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013

GAAP net revenue from continuing operations	$48,223	$50,683	$52,603	$150,529	$147,766
Revenue from discontinued operations	26	2	18	232	40
Net revenue, from continuing and discontinued operations	$48,249	$50,685	$52,621	$150,761	$147,806
AssuredUVS revenue	(26)	(2)	(18)	(232)	(40)
Long-term software contract royalties	—	550	286	—	1,237
Non-GAAP net revenue	$48,223	$51,233	$52,889	$150,529	$149,003

GAAP gross profit from continuing operations	$12,268	$17,007	$16,873	$40,494	$48,320
Gross margin % from continuing operations	25.4%	33.6%	32.1%	26.9%	32.7%
Gross profit from discontinued operations	(44)	(9)	18	(2,141)	(102)
Gross profit from continuing and discontinued operations	12,224	16,998	16,891	38,353	48,218
Gross margin % from continuing and discontinued operations	25.3%	33.5%	32.1%	25.4%	32.6%
Stock-based compensation	144	83	75	483	254
Severance costs	60	—	17	66	40
Power supply component failures	—	32	(6)	—	(782)
AssuredUVS revenue	(26)	(2)	(18)	(232)	(40)
AssuredUVS expenses	70	11	—	545	140
Long-term software contract royalties	—	550	286	—	1,237
Long-term software contract cost	—	89	88	—	433
Intangible asset impairment	—	—	—	1,647	—
Intangible asset amortization	245	—	—	952	—
Non-GAAP gross profit	$12,717	$17,761	$17,333	$41,814	$49,500
Non-GAAP gross margin %	26.4%	34.7%	32.8%	27.8%	33.2%

GAAP operating expenses from continuing operations	$14,844	$14,862	$14,996	$45,559	$44,816
Operating expenses from discontinued operations	237	3	36	2,269	350
Operating expenses from continuing and discontinued operations	15,081	14,865	15,032	47,828	45,166
Currency loss	133	(18)	(4)	(214)	(365)
Stock-based compensation	(753)	(606)	(485)	(2,490)	(1,663)
Contingent consideration adjustment	—	—	—	5	—
AssuredUVS expenses	(301)	(5)	—	(1,439)	(358)
Long-term software contract deferred cost	—	6	(41)	—	365

Restructuring (charge) recoveries	130	—	(35)	(544)	(25)
Legal fees related to power supply component failure	$(40)	$(1)	$—	$(40)	$(2)
Severance costs	(11)	—	(8)	(20)	(90)
Non-GAAP operating expenses	$14,239	$14,241	$14,459	$43,086	$43,028

GAAP net income (loss) from continuing operations	$(2,734)	$2,089	$1,775	$(5,519)	$3,304
Net loss from discontinued operations	(280)	(12)	(18)	(4,411)	(452)
Net income (loss) from continuing and discontinued operations	(3,014)	2,077	1,757	(9,930)	2,852
Currency gain (loss)	(133)	18	4	214	365
Stock-based compensation	897	689	560	2,973	1,917
Contingent consideration adjustment	—	—	—	(5)	—
Restructuring charge (recoveries)	(130)	—	35	544	25
Intangible asset amortization	245	—	—	952	—
Power supply component failures	40	33	(6)	40	(780)
AssuredUVS expenses	370	16	—	1,983	498
AssuredUVS revenue	(26)	(2)	(18)	(232)	(40)
Long-term software contract royalties	—	550	286	—	1,237
Long-term software contract cost	—	89	88	—	433
Long-term software contract deferred cost	—	(6)	41	—	(365)
Intangible asset impairment	—	—	—	1,647	—
Severance costs	71	—	25	86	130
Non-GAAP net income (loss)	$(1,680)	$3,464	$2,772	$(1,728)	$6,272

Non-GAAP net income (loss) per share
Basic and diluted	$(0.03)	$0.06	$0.05	$(0.03)	$0.11
Weighted average shares used to calculate net income (loss) per share:
Basic	57,327	58,384	58,736	56,768	58,376
Diluted	57,327	58,797	60,062	56,768	58,879

Non-GAAP net income (loss)	$(1,680)	$3,464	$2,772	$(1,728)	$6,272
Interest expense less AssuredUVS	12	8	1	26	16
Income tax expense	153	49	100	462	183
Depreciation less AssuredUVS	626	757	852	1,803	2,315
Non-GAAP EBITDA	$(889)	$4,278	$3,725	$563	$8,786

DOT HILL SYSTEMS CORP.
NON-GAAP REVENUE DETAIL BY MARKET
(In thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2012	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013

HP	$32,860	$25,480	$30,618	$100,384	$83,428
Other Server OEMs	3,666	3,577	3,995	7,361	10,288
Total Server OEMs	36,526	$29,057	$34,613	$107,745	$93,716
Vertical Markets	10,261	20,564	16,748	37,297	50,612
Service	1,436	1,612	1,528	5,487	4,675
Total Non-GAAP Revenue	$48,223	$51,233	$52,889	$150,529	$149,003

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2012	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013
GAAP earnings (loss) per share from continuing operations	$(0.05)	$0.04	$0.03	$(0.10)	$0.06
Loss per share from discontinued operations	—	—	—	(0.08)	(0.01)
Earnings (loss) per share from continuing and discontinued operations*	(0.5)	0.04	0.03	(0.17)	0.05
Currency gain (loss)	—	—	—	—	0.01
Stock-based compensation	0.02	0.01	0.01	0.05	0.03
Intangible asset amortization	—	—	—	0.02	—
AssuredUVS expenses	0.01	—	—	0.03	0.01
Intangible asset impairment	—	—	—	0.03	—
Restructuring expense	—	—	—	0.01	—
Long-term software contract royalties	—	0.01	—	—	0.02
Long-term software contract costs	—	—	—	—	0.01
Long-term software contract deferred cost	—	—	—	—	(0.01)
Power supply component failures	—	—	—	—	(0.01)
Other adjustments	(0.01)	—	0.01	—	—
Non-GAAP earnings (loss) per share*	$(0.03)	$0.06	$0.05	$(0.03)	$0.11

Weighted average shares used to calculate earnings (loss) per share:
Basic	57,327	58,384	58,736	56,768	58,376
Diluted	57,327	58,797	60,062	56,768	58,879

* Per share data may not always add to the total for the period because each figure is independently calculated.